Provision for contingencies	12 Months Ended
Dec. 31, 2022
Provisions [abstract]
Provision for contingencies	Provision for contingencies
13.1 Accounting policy
Some entities of the StoneCo Group are party to labor, civil and tax litigation in progress, which are being addressed at the administrative and judicial levels.
Provisions for legal claims (labor, civil and tax) are recognized when (i) there is a present obligation (legal or constructive) as a result of a past event; (ii) it is probable that an outflow of resources will be required to settle such obligation; and (iii) a reliable estimate can be made of the amount of the obligation.
If there are a number of similar obligations, the likelihood that an outflow will be required in settlement is determined by considering the class of obligations as a whole. A provision is recognized even if the likelihood of an outflow with respect to any one item included in the same class of obligations may be small.
Provisions are measured by the best estimate of the expenditure required to settle the present obligation at the end of the reporting period. Provisions are recognized at the present value using a pre-tax rate that reflects current market assessments of the time value of money and the risks specific to the obligation whenever the effect of the time value of money is material. The increase in the provision due to the passage of time is recognized as Financial expenses, net.
Where the Group expects some or all of a provision to be reimbursed, for example, under an insurance contract, the reimbursement is recognized as a separate asset, but only when the reimbursement is virtually certain.
The expense relating to a provision is presented in the statement of profit or loss net of any reimbursement, if applicable.
13.2 Significant judgments, estimates and assumptions
Provisions for the judicial and administrative proceedings are recorded when the risk of loss is considered probable and the amounts can be reliably measured, based on the best available information.
This evaluation is done based on (i) the nature, complexity, and history of the lawsuits, and (ii) the opinion of legal counsel internal and external.
Provisions are made when the risk of loss is assessed as probable and the amounts involved can be measured with sufficient accuracy. They are fully or partially reversed when the obligations cease to exist or are reduced.
Given the uncertainties arising from the lawsuits, it is not practicable to determine the timing of any cash outflow.
13.3.    Probable losses, provided for in the statement of financial position
The provisions for probable losses arising from these matters are estimated and periodically adjusted by management, supported by the opinion of its external legal advisors. The amount, nature and the movement of the liabilities is summarized as follows:

	Civil	Labor	Tax (a)	Total

Balance as of December 31, 2020	9,572	578	—	10,150
Additions	12,376	6,090	184	18,650
Reversals	(4,773)	(8,249)	(1,365)	(14,387)
Interests	1,847	402	4,068	6,317
Payments	(9,318)	(58)	(804)	(10,180)
Business combination (a)	5,906	17,620	147,773	171,299
Balance as of December 31, 2021	15,610	16,383	149,856	181,849
Additions	29,460	8,759	9,491	47,710
Reversals	(13,471)	(1,654)	(13,736)	(28,861)
Interests	2,030	1,239	16,208	19,477
Payments	(8,305)	(267)	(1,227)	(9,799)
Balance as of December 31, 2022	25,324	24,460	160,592	210,376

(a) Under business combination rules, the Group recognized a provision for tax treatments adopted when calculating income tax and social contribution on net income. The provision recorded as of December 31, 2022 regarding tax matters on business acquired from Linx Sistemas represents R$92,206 (R$82,012 on December 31, 2021).

13.4.    Possible losses, not provided for in the statement of financial position
The Group has the following civil, labor and tax litigation involving risks of loss assessed by management as possible, based on the evaluation of the legal advisors, for which no provision was recognized:

	December 31, 2022	December 31, 2021

Civil	178,809	130,908
Labor	238,523	62,299
Tax	140,658	30,324
Total	557,990	223,531
The nature of the civil is summarized as follows:
•Some entities of the Group are party to several civil lawsuits whose objects are connected with its ordinary operation. The lawsuits are related to (i) a potential underhand use of the payment accounts (possible wire fraud) in the amount of R$74,474 as of December 31, 2022 (R$12,151 as of December 31, 2021), (ii) risk analysis and retention of receivables, of R$29,619 as of December 31, 2022 (R$13,696 as of December 31, 2021), (iii) collection of commercial partners, responsible for part of the capture and indication of commercial establishments, of R$10,461 as of December 31, 2022 (R$9,728 as of December 31, 2021), (iv) clients discussing the existence of disputed transactions through credit card (Chargebacks), of R$5,344 as of December 31, 2022 (R$3,527 as of December 31, 2021) and (v) subacquirers and/or its affiliated establishments discussing possible payment divergence, of R$7,839 as of December 31, 2022 (R$13,972 as of December 31, 2021).
The nature of the labor litigations is summarized as follows:
•In the Labor Courts, the Group is frequently sued in two cases: (i) labor claims by former employees and (ii) labor claims by former employees of outsourced companies, contracted by Stone. In these respective claims, the nature is mostly related to the placement of the claimant in a different trade union and payment of overtime. The value of these lawsuits is claimed by the former employees at the beginning of the proceeding. When the lawsuit starts, the amounts of possible contingencies usually correspond to the total amount requested by the claimants. Within further developments, this amount is re-evaluated and the risk amount reported may change, especially according to Court decisions.
The nature of the tax litigations is summarized as follows:
•Action for annulment of tax debits regarding the tax assessment issued by the state tax authorities on the understanding that the Company would have carried out lease of equipment and data center spaces from January 2014 to December 2015, on the grounds that the operations would have the nature of services of telecommunications and therefore would be subject to ICMS tax at the rate of 25% and a fine equivalent to 50% of the update tax amount for failure to issue ancillary tax obligations. As of December 31, 2022, the updated amount recorded as a probable loss is R$ 24,715 (R$ 21,934 as of December 31, 2021), and the amount of R$ 28,130 (R$ 27,376 as of December 31, 2021) is considered as a possible loss (contingency arising from Linx´s acquisition).
    During the third quarter of 2022, we received a tax assessment issued by the municipal tax Authority relating to the allegedly insufficient payment of tax on services and the total amount of R$ 64,309 classified as possible loss (as of December 31, 2022, the updated amount recorded is R$ 93,605). The case is being challenged at the administrative level of the court.
13.5.    Judicial deposits
For certain contingencies, the Group has made judicial deposits, which are legal reserves the Group is required to make by the Brazilian courts as security for any damages or settlements the Group may be required to pay as a result of litigation.
The amount of the judicial deposits as of December 31, 2022 is R$17,682 (2021 - R$14,887), which are included in Other assets in the non-current assets.